EXHIBIT 99.1
Performance Sports Group Receives Court Approval of the “Stalking Horse” Purchase Agreement, Bidding Procedures and U.S. $386 Million in New DIP Financing
EXETER, N.H., Nov. 30, 2016 /PRNewswire/ – Performance Sports Group Ltd. (OTC: PSGLQ) (“Performance Sports Group” or the “Company”), a leading developer and manufacturer of high performance sports equipment and apparel, today announced that the United States Bankruptcy Court for the District of Delaware and the Ontario Superior Court of Justice (together, the “Courts”) have granted the Company approval of, among other things, the bidding procedures and “stalking horse” bid protections in connection with the previously announced “stalking horse” asset purchase agreement, under which an acquisition vehicle to be co-owned by an affiliate of Sagard Capital Partners, L.P. and Fairfax Financial Holdings Limited, intends to acquire substantially all of the assets of the Company and its North American subsidiaries for U.S. $575 million in aggregate and assume related operating liabilities.

Under the approved bidding procedures, interested parties must submit qualified bids to acquire substantially all of the assets of the Company no later than January 25, 2017. The approved bidding procedures schedule the auction for January 30, 2017. A final sale approval hearing is expected to take place shortly after completion of the auction with the anticipated closing of the successful bid to occur by the end of February 2017, subject to receipt of applicable regulatory approvals and the satisfaction or waiver of other customary closing conditions. Throughout the auction and sale process, Performance Sports Group expects its operations will continue uninterrupted in the ordinary course of business and that day-to-day obligations to employees, suppliers of goods and services and the Company’s customers will continue to be met.

Performance Sports Group also today announced that the Courts have granted final approval for the Company to access an aggregate of U.S. $386 million in term loan debtor-in-possession (“DIP”) financing and the balance of the asset-based DIP financing. The Company will use the DIP financing to, among other things, refinance its prepetition term loan credit agreement, dated as of April 15, 2014, as amended, and fund day-to-day operations in the ordinary course of business.

“We are pleased to have reached these important milestones in our financial restructuring process and to move forward as planned to effect an orderly sale of the business as a going concern and maximize value for our stakeholders,” said Harlan Kent, Chief Executive Officer of Performance Sports Group. “With final approval to access U.S. $386 million in new financing, together with our ABL DIP, we expect to have sufficient liquidity to fund our ongoing operations and continue serving our customers and consumers and delivering our industry leading products and brands. We are committed to acting in the best interests of Performance Sports Group, our employees and our other stakeholders and look forward to engaging in a robust auction process.”

MCTO Bi-Weekly Regulatory Update

In addition, the Company is providing a bi-weekly status update in accordance with its obligations under the alternative information guidelines set out in National Policy 12-203 - Cease Trade Orders for Continuous Disclosure Defaults (“NP 12-203”). As previously announced, the Company is subject to a management cease trade order (“MCTO”) issued by the Ontario Securities Commission (the “OSC”), the Company’s principal regulator in

Canada, in connection with the delayed filing of its Annual Report on Form 10-K, including its annual audited financial statements for the fiscal year ended May 31, 2016 and the related management’s discussion and analysis (collectively, the “Annual Filings”), and the Company advises that (i) there have been no material changes to the information relating to the delayed filing of its Annual Filings, (ii) it intends to continue to comply with the alternative information guidelines of NP 12-203; (iii) except as previously disclosed, there are no subsequent specified defaults (actual or anticipated) within the meaning of NP 12-203; and (iv) there is no other material information concerning the Company and its affairs that has not been generally disclosed as of the date of this press release.

Additional Information

Additional information is available on the restructuring page of the Company’s website, www.PerformanceSportsGroup.com. For additional information, vendors and customers may call the Company’s toll free hotline at 1-844-531-7079 in North America (603-610-5998 from outside North America).

Centerview Partners LLC has been engaged as strategic financial advisor and investment banker and interested parties should contact representatives of Centerview Partners LLC regarding participation in the sale and auction process.

About Performance Sports Group Ltd.

Performance Sports Group Ltd. (OTC: PSGLQ) is a leading developer and manufacturer of ice hockey, roller hockey, lacrosse, baseball and softball sports equipment, as well as related apparel and soccer apparel. The Company is the global leader in hockey with the strongest and most recognized brand, and is a leader in North America in baseball and softball. Its products are marketed under the BAUER, MISSION, MAVERIK, CASCADE, INARIA and EASTON brand names and are distributed by sales representatives and independent distributors throughout the world. In addition, the Company distributes its hockey products through its Burlington, Massachusetts and Bloomington, Minnesota Own The Moment Hockey Experience retail stores. For more information on the Company, please visit www.PerformanceSportsGroup.com.

Caution Regarding Forward-Looking Statements

This press release includes forward-looking statements within the meaning of applicable securities laws including with respect to the auction and sales process, including timing thereof, the anticipated timing for the closing of the transaction, the expectation that the operations of the Company will continue uninterrupted in the ordinary course of business and that day-to-day obligations to employees, suppliers of goods and services and the Company’s customers will continue to be met, the expectation that the Company will have sufficient liquidity through the remainder of the bankruptcy proceedings, the Company’s intentions to comply with the alternative information guidelines of NP 12-203, and the potential issuance of a general cease trade order against the Company. The words “may,” “will,” “would,” “should,” “could,” “expects,” “plans,” “intends,” “trends,” “indications,” “anticipates,” “believes,” “estimates,” “predicts,” “likely” or “potential” or the negative or other variations of these words or other comparable words or phrases, are intended to identify forward-looking statements.

Forward-looking statements, by their nature, are based on assumptions, which, although considered reasonable by the Company at the time of preparation, may prove to be incorrect, and are subject to important risks and uncertainties. Many factors could cause the Company’s actual results to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the uncertainty involved in the bankruptcy proceedings, the liquidity and levels of indebtedness of the Company, including the Company’s ability to accurately forecast cash flow requirements, the business and financial affairs of the Company, the cooperation of the creditors of the Company, the Company’s ability to meet its ongoing obligations during the bankruptcy proceedings, the ability of the Company to maintain relationships with customers, vendors, retail, business partners, employees and other third parties in light of the events leading up to and including the bankruptcy proceedings, the ability to obtain goods and services in a timely and cost effective manner, the Company’s ability to comply with its financial and other covenants and metrics in its debt agreements, as well as any cross-default provisions, the Company’s ability to obtain approval with respect to motions in the bankruptcy proceedings, the Court’s rulings in the bankruptcy proceedings or a decision of any other Canadian or U.S. Court in respect thereof, the outcome of the bankruptcy proceedings in general, the length of time the Company will operate under the bankruptcy proceedings, risks associated with third-party motions in the bankruptcy proceedings, which may interfere with the Company’s ability to develop and consummate the transactions described herein, the potential adverse effects of the bankruptcy proceedings on the Company’s liquidity, results of operations or business prospects, the ability to execute the Company’s business and restructuring plan, increased legal and advisory costs related to the bankruptcy proceedings and other litigation and the inherent risks involved in the bankruptcy process, timing and outcome of the results of the internal investigation being conducted on behalf of the audit committee of the board of directors of the Company in relation to the finalization of the Company’s financial statements and related certification process and the factors identified in the “Risk Factors” sections of the Company’s annual report on Form 10-K dated August 26, 2015, and quarterly report on Form 10-Q dated April 14, 2016, which are available on EDGAR at www.sec.gov, on SEDAR at www.sedar.com, and on the Company's website at www.performancesportsgroup.com.

Furthermore, unless otherwise stated, the forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not intend and undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Media Contact:
Steve Jones
Sr. Director, Corporate Communications
Tel 1-603-430-2111
media@performancesportsgroup.com

Michael Freitag / Dan Moore / Joseph Sala
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449